EXHIBIT 10

INDEPENDENT AUDITORS’ CONSENT

We consent to the incorporation by reference in Post-Effective Amendment No. 9 to Registration Statement No. 33-48693 on Form N-1A of our report dated September 10, 2001 appearing in the Annual Report of Merrill Lynch Connecticut Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust for the year ended July 31, 2001, and to the reference to us under the caption “Financial Highlights” in the Prospectus, which is a part of such Registration Statement.

/s/ Deloitte & Touche LLP

New York, New York October 29, 2001